UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2006

IGNIS PETROLEUM GROUP, INC.

(Exact name of registrant in its charter)
NEVADA	000-50929	16-1728419
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Court, 7th Floor

Dallas, Texas 75201

(Address of principal executive offices)

(214) 459-8188

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

On January 26, 2006, we filed a Current Report on Form 8-K to report our entry into material definitive agreements with two of our directors, our unregistered sale of equity securities and our election of a director. This Amendment No. 1 amends and restates the original Current Report on Form 8-K in its entirety to correctly report that Mr. Leopard and Mr. Evett will earn compensation for their services as directors of Ignis Petroleum Group, Inc. monthly rather than quarterly and to correct the description of Unregistered Sale of Equity Securities in Item 3.02.

ITEM 1.01 Entry into a Material Definitive Agreement

On January 20, 2006, we entered into a letter agreement with Roger A. Leopard, whereby Mr. Leopard agreed to serve as a director of the Company in exchange for the equivalent of $1,500 in Swiss Francs per month payable quarterly in advance and the issuance to Mr. Leopard of 180,000 shares of our common stock over a three year period, subject to his continued service as a director, to vest in accordance with the following schedule:

* 30,000 shares immediately; and

* 25,000 shares every six months beginning July 20, 2006 and ending January 20, 2009.

On January 20, 2006, we entered into a letter agreement with Geoff Evett, whereby Mr. Evett agreed to continue serving as a director of the Company in exchange for $1,500 per month payable quarterly in advance and the issuance to Mr. Evett of 180,000 shares of our common stock over a three year period, subject to his continued service as a director, to vest in accordance with the following schedule:

* 30,000 shares immediately; and

* 25,000 shares every six months beginning July 20, 2006 and ending January 20, 2009.

The foregoing is a summary of the terms of the letter agreements described above and does not purport to be complete and is qualified in its entirety by reference to the full text of the letter agreements, copies of which are attached to this report as exhibits and are incorporated herein by reference.

ITEM 3.02 Unregistered Sale of Equity Securities

The issuances of our common stock set forth in Item 1.01 above are incorporated in this Item by reference. All such shares were issued without registration under the Securities Act of 1933, as amended, in reliance on the exemption provided by Rule 506 and/or Section 4(2) of the Securities Act of 1933 as a transaction by an issuer not involving a public offering.

ITEM 5.02 Departures of Directors or Principal Officers, Election of Directors, Appointment of Principal

Officers

On January 24, 2006, our board of directors elected Roger A. Leopard to fill a previously vacant seat on our board of directors. The letter agreement with Mr. Leopard described in Item 1.01 above is incorporated in this Item by reference. We do not have any committees of our board of directors, nor do we have any current plans to create any committees of our board of directors. Neither Mr. Leopard nor any member of his immediate family has been a party to or had any direct or indirect material interest in any transaction with us or in any presently proposed transaction.

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits.
Exhibit Number	Description
*10.1	Letter agreement, dated January 20, 2006, by and between Ignis Petroleum Group, Inc. and Roger A. Leopard
*10.2	Letter agreement, dated January 20, 2006, by and between Ignis Petroleum Group, Inc. and Geoff Evett

* Previously filed as exhibits to our Current Report on Form 8-K filed with the Commission on January 26, 2006, and incorporated herein by reference.

SIGNATURE /s/ Timothy Hart

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGNIS PETROLEUM GROUP, INC.
Date: April 6, 2006
	By:	/s/ Timothy Hart
Timothy Hart
Chief Financial Officer